UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2012

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other	Commission File Number	(I.R.S. Employer
Jurisdiction of		Identification
Incorporation or		Number)
Organization)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On May 1, 2012, AmerisourceBergen Corporation issued a news release announcing that it had completed the acquisition of World Courier Group, Inc. (“World Courier”) for $520 million, subject to customary working capital adjustments.  World Courier is a global specialty transportation and logistics provider for the biopharmaceutical industry. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report:

99.1  News Release, dated May 1, 2012, of AmerisourceBergen Corporation, regarding the acquisition of World Courier Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: May 4, 2012	By:	/s/ Tim G. Guttman

	Name:	Tim G. Guttman
	Title:	Vice President, Controller and
Acting Chief Financial Officer